Exhibit 99.1

TRUBRIDGE ANNOUNCES FIRST QUARTER 2026 RESULTS

MOBILE, ALA. (May 8, 2026) – TruBridge, Inc. (NASDAQ: TBRG) (“TruBridge”), a leading provider of healthcare technology solutions for rural and community hospitals, today announced financial results for the first quarter ended March 31, 2026.

Recent Developments

As previously announced on April 23, 2026, TruBridge announced a definitive agreement whereby TruBridge, Inc. will be acquired by Inventurus Knowledge Solutions, Inc. (“IKS”), the U.S. subsidiary of Inventurus Knowledge Solutions Limited (NSE: IKS) (“IKS Health”), a global leader in care enablement solutions. Under the terms of the agreement, TruBridge shareholders will receive $26.25 in cash for each share of common stock. The acquisition has been approved by the Boards of Directors of IKS Health, IKS, and TruBridge.  The transaction is expected to close during the third calendar quarter of 2026, subject to the satisfaction of customary closing conditions, including the requisite shareholder approvals and the Hart-Scott-Rodino (HSR) notification and waiting period.

First Quarter 2026 Highlights

All comparisons are to the quarter ended March 31, 2025, unless otherwise noted

●	Total bookings of $17.7 million compared to $17.3 million
●	Total revenue of $86.3 million compared to $87.2 million
o	Recurring revenue represented 94% of total revenue
●	GAAP net income of $0.5 million compared to $0.5 million
●	Non-GAAP net income of $8.5 million compared to $5.2 million
●	Adjusted EBITDA of $16.5 million compared to $18.2 million

Conference Call

In light of the pending transaction with IKS, TruBridge will not host a conference call or webcast to discuss its first quarter 2026 financial results.

About TruBridge

TruBridge proudly supports rural and community hospitals and providers in their efforts to stay strong, independent, and deeply rooted in the communities they serve. Backed by more than 45 years of healthcare experience and trusted by over 1,500 clients nationwide, TruBridge offers a mix of technology, services, and strategic expertise — including revenue cycle management (RCM), electronic health records (EHR) and analytics — all designed singularly for the realities of rural and community healthcare. With a steadfast commitment to keeping care local, TruBridge helps hospitals flourish as the economic heart of their communities, delivering high-quality, personal care close to home. For more information, visit www.trubridge.com.

Investor Relations Contact

Asher Dewhurst, ICR Healthcare

TBRGIR@icrhealthcare.com

Media Contact

Jamie Gier, TruBridge

media@trubridge.com

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TruBridge Announces First Quarter 2026 Results

May 8, 2026

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified generally by the use of forward-looking terminology and words such as “expects,” “anticipates,” “estimates,” “believes,” “predicts,” “intends,” “plans,” “potential,” “may,” “continue,” “should,” “will” and words of comparable meaning. Without limiting the generality of the preceding statement, all statements in this press release relating to the Company’s future financial and operational results are forward-looking statements. We caution investors that any such forward-looking statements are only predictions and are not guarantees of future performance. Certain risks, uncertainties and other factors may cause actual results to differ materially from those projected in the forward-looking statements. Such factors may include: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement between the parties to the proposed transaction; (ii) the risk that the Company’s stockholders may not approve the proposed transaction; (iii) the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; (iv) risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner or at all, including approval by the shareholders of TopCo as may be necessary in connection with debt financing for the transaction; (v) risks related to the satisfaction of the conditions to funding, finalization of the financing documentation and the consummation of the financing contemplated for the proposed transaction; (vi) risks related to financial community and rating agency perceptions of the Company and its business, operations, financial condition and the industry in which it operates; (vii) risks related to potential litigation brought in connection with the proposed transaction; (viii) risks related to disruption of management’s time from ongoing business operations due to the proposed transaction; (ix) effects of the announcement, pendency or completion of the proposed transaction on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with suppliers and partners, and on the Company’s operating results and businesses generally; (x) the effect of the restrictions placed on the Company’s business activities during the pendency of the proposed transaction; (xi) the significant amount of costs, fees, expenses and other charges in connection with the proposed transaction; (xii) provisions in the Merger Agreement that could discourage or deter a potential competing offers for the Company; (xiii) risks related to the potential impact of general economic, geopolitical and market factors on the companies or the proposed transaction; (xiv) risks of the completion of the proposed transaction, including a fixed price to be received by stockholders that will not be adjusted for changes in the Company’s outlook or financial results, federal income taxes for stockholders, or that stockholders will forgo any additional long-term value of the Company; and other risk factors described from time to time in our public releases and reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. We also caution investors that the forward-looking information described herein represents our outlook only as of this date, and we undertake no obligation to update or revise any forward-looking statements to reflect events or developments after the date of this press release.

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TruBridge Announces First Quarter 2026 Results

May 8, 2026

TruBridge, Inc.
Condensed Consolidated Statements of Operations
(In '000s, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2026	2025
Revenues
Financial Health	$53,274	$56,133
Patient Care	32,997	31,075
Total revenues	86,271	87,208

Expenses
Costs of revenue (exclusive of amortization and depreciation)
Financial Health	27,254	27,192
Patient Care	11,094	12,321
Total costs of revenue (exclusive of amortization and depreciation)	38,348	39,513
Product development	7,445	8,247
Sales and marketing	6,388	5,409
General and administrative	24,162	19,464
Amortization	6,599	6,124
Depreciation	271	291
Total expenses	83,213	79,048

Operating income	3,058	8,160

Other (expense) income :
Interest expense	(2,630)	(3,382)
Other income	154	144
Total other expense	(2,476)	(3,238)

Income before taxes	582	4,922

Provision for income taxes	76	4,463

Net income	$506	$459

Net income per common share—basic	$0.03	$0.03
Net income per common share—diluted	$0.03	$0.03

Weighted average shares outstanding used in per common share computations:
Basic	14,565	14,370
Diluted	14,565	14,370

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TruBridge Announces First Quarter 2026 Results

May 8, 2026

TruBridge, Inc.
Condensed Consolidated Balance Sheets
(In '000s, except per share data)
(Unaudited)

	March 31, 2026	December 31, 2025
Assets
Current assets
Cash and cash equivalents	$35,419	$24,850
Accounts receivable, net of allowance for expected credit losses of $6,737 and $6,003	50,906	54,970
Current portion of financing receivables, net of allowance for expected credit losses of $554 and $606	2,115	2,437
Inventories	958	623
Prepaid income taxes	6,918	7,240
Prepaid expenses and other current assets	12,942	14,078
Assets held for sale	445	445
Total current assets	109,703	104,643

Property & equipment, net	3,182	2,476
Software development costs, net	41,287	42,262
Operating lease right-of-use assets	4,427	2,010
Financing receivables, less current portion, less allowance for expected credit losses of $279 and $256	924	494
Other assets, less current portion	13,905	13,553
Intangible assets, net	61,538	64,517
Goodwill	172,573	172,573
Total assets	$407,539	$402,528

Liabilities & Stockholders' Equity
Current liabilities
Accounts payable	$22,480	$19,554
Current portion of long-term debt	3,384	3,384
Current portion of deferred revenue	9,587	9,210
Accrued vacation	5,522	4,882
Income taxes payable	487	235
Other accrued liabilities	20,041	20,694
Total current liabilities	61,501	57,959

Long-term debt, less current portion	160,468	161,241
Operating lease liabilities, less current portion	3,015	1,346
Other long-term liabilities	1,277	1,438
Deferred tax liabilities, net	2,590	2,583
Total liabilities	228,851	224,567

Stockholders' Equity
Common stock, $0.001 par value; 30,000 shares authorized; 15,668 and 15,677 shares issued	15	15
Additional paid-in capital	211,390	209,727
Accumulated deficit	(11,717)	(12,223)
Accumulated other comprehensive loss	(288)	(133)
Treasury stock, 762 and 689 shares	(20,712)	(19,425)
Total stockholders' equity	178,688	177,961

Total liabilities and stockholders' equity	$407,539	$402,528

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TruBridge Announces First Quarter 2026 Results

May 8, 2026

TruBridge, Inc.
Condensed Consolidated Statements of Cash Flows
(In '000s)
(Unaudited)

	Three Months EndedMarch 31,
	2026	2025
Operating activities:
Net income	$506	$459
Adjustments to net income:
Provision for credit losses	1,445	706
Deferred taxes	2	(135)
Stock-based compensation	1,663	1,213
Depreciation	271	291
Gain on sale of business	-	(53)
Amortization of acquisition-related intangibles	2,979	3,053
Amortization of software development costs	3,620	3,071
Amortization of deferred finance costs	101	130
Non-cash operating lease costs	268	269
Loss on disposal of property and equipment	8	-
Changes in operating assets and liabilities:
Accounts receivable	2,591	(3,254)
Financing receivables	(79)	2,087
Inventories	(335)	172
Prepaid expenses and other assets	(217)	(1,425)
Accounts payable	2,925	281
Deferred revenue	377	(1,197)
Operating lease liabilities	(199)	(275)
Other liabilities	(1,050)	(1,550)
Income taxes, net	576	1,917
Net cash provided by operating activities	15,452	5,760

Investing activities:
Sale of business, net of cash and cash equivalents sold	1,000	2,102
Investment in software development	(2,645)	(3,976)
Purchases of property and equipment	(1,076)	(358)
Net cash used in investing activities	(2,721)	(2,232)

Financing activities:
Payments of long-term debt principal	(875)	(875)
Proceeds from revolving line of credit	-	1,325
Payments of revolving line of credit	-	(4,325)
Treasury stock purchases	(1,287)	(1,853)
Net cash used in financing activities	(2,162)	(5,728)
Increase (decrease) in cash and cash equivalents	10,569	(2,200)
Cash and cash equivalents, beginning of period	24,850	12,324
Cash and cash equivalents, end of period	$35,419	$10,124

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TruBridge Announces First Quarter 2026 Results

May 8, 2026

TruBridge, Inc.
Consolidated Bookings
(In '000s)
(Unaudited)

	Three Months Ended March 31,
In '000s	2026	2025
Financial Health	$12,463	$12,780
Patient Care	5,187	4,560
Total Bookings (ACV)	$17,650	$17,340

Annual Contract Value

Effective January 2026, the Company will only be reporting bookings on an Annual Contract Value (“ACV”) basis. This new methodology of reporting total bookings at ACV, which the Company introduced beginning in 2025, represents the newly contracted revenue that is expected to be recognized over a twelve-month period.

TruBridge, Inc.
Bookings Composition
(In '000s, except per share data)
(Unaudited)

	Three Months Ended March 31,
In '000s	2026	2025
Financial Health
Net new(1)	$2,084	$6,221
Cross-sell(1)	10,379	6,559
Patient Care
Non-subscription sales(2)	3,123	1,957
Subscription revenue(3)	2,064	2,603

Total Bookings (ACV)	$17,650	$17,340

(1)

“Net new” represents bookings from outside the Company’s core client base, and “Cross-sell” represents bookings from existing customers. In each case, such bookings are generally comprised of recurring revenues to be recognized ratably over a one-year period and an average timeframe for bookings-to-revenue conversion of four to six months following contract execution.

(2)	Represents nonrecurring revenues that generally exhibit a timeframe for bookings-to-revenue conversion of five to six months following contract execution.
(3)

Represents recurring revenues to be recognized on a monthly basis over a weighted-average contract period of five years, with a start date in the next 12 months and an average timeframe for commencement of bookings-to-revenue conversion of five to six months following contract execution.

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TruBridge Announces First Quarter 2026 Results

May 8, 2026

TruBridge, Inc.
Adjusted EBITDA - by Segment
(In '000s)
(Non-GAAP)

	(Unaudited)
	Three Months Ended March 31,
In '000s	2026	2025
Financial Health	$7,662	11,281
Patient Care	8,812	6,950
Total Adjusted EBITDA	$16,474	18,231

TruBridge, Inc.
Reconciliation of Non-GAAP Financial Measures
(In '000s)
(Unaudited)

	Three Months Ended March 31,
Adjusted EBITDA:	2026	2025
Net income, as reported	$506	$459
Net Income Margin	0.6%	0.5%

Provision for income taxes	76	4,463
Income before taxes, as reported	582	4,922

Depreciation expense	271	291
Amortization of software development costs	3,620	3,071
Amortization of acquisition-related intangibles	2,979	3,053
Stock-based compensation	1,663	1,213
Severance and other nonrecurring charges	4,883	2,443
Interest expense and other, net	2,468	3,291
Loss on disposal of property and equipment	8	-
Gain on sale of AHT	-	(53)

Total Adjusted EBITDA	$16,474	$18,231
Adjusted EBITDA Margin	19.1%	20.9%

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TruBridge Announces First Quarter 2026 Results

May 8, 2026

TruBridge, Inc.
Reconciliation of Non-GAAP Financial Measures
(In '000s, except per share data)

	(Unaudited)
	Three Months Ended March 31,
Non-GAAP Net Income and Non-GAAP EPS:	2026	2025
Net income, as reported	$506	$459

Pre-tax adjustments for Non-GAAP EPS:
Amortization of acquisition-related intangible assets	2,979	3,053
Stock-based compensation	1,663	1,213
Severance and other nonrecurring charges	4,883	2,443
Non-cash interest expense	101	130
Gain on sale of AHT	-	(53)
Loss on disposal of property and equipment	8	-
After-tax adjustments for Non-GAAP EPS:
Tax-effect of pre-tax adjustments, at 21%	(1,674)	(1,425)
Tax shortfall (windfall) from stock-based compensation	57	(670)
Non-GAAP net income	$8,523	$5,150
Weighted average shares outstanding, diluted	14,565	14,370
Non-GAAP EPS	$0.59	$0.36

TruBridge, Inc.
Revenue Composition
(In '000s)

	(Unaudited)
	Three Months Ended March 31,
	2026	2025
Recurring revenues
Financial Health	$52,321	$55,263
Patient Care	28,549	26,707
Total recurring revenues	80,870	81,970

Non-recurring revenues
Financial Health	953	870
Patient Care	4,448	4,368
Total non-recurring revenues	5,401	5,238
Total revenues	$86,271	$87,208

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TruBridge Announces First Quarter 2026 Results

May 8, 2026

Explanation of Non-GAAP Financial Measures

We report our financial results in accordance with accounting principles generally accepted in the United States of America, or “GAAP.” However, management believes that, in order to properly understand our short-term and long-term financial and operational trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures that are prepared in accordance with GAAP. These items result from facts and circumstances that vary in frequency and impact on continuing operations. Management uses these non-GAAP financial measures in order to evaluate the operating performance of the Company and compare it against past periods, make operating decisions, and serve as a basis for strategic planning. These non-GAAP financial measures provide management with additional means to understand and evaluate the operating results and trends in our ongoing business by eliminating certain non-cash expenses and other items that management believes might otherwise make comparisons of our ongoing business with prior periods more difficult, obscure trends in ongoing operations, or reduce management’s ability to make useful forecasts. In addition, management understands that some investors and financial analysts find these non-GAAP financial measures helpful in analyzing our financial and operational performance and comparing this performance to our peers and competitors.

As such, to supplement the GAAP information provided, we present in this press release the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA Margin, Non-GAAP net income, and Non-GAAP earnings per share (“EPS”).

We calculate each of these non-GAAP financial measures as follows:

●

Adjusted EBITDA – Adjusted EBITDA consists of GAAP net income as reported and adjusts for (i) the provision for income taxes; (ii) depreciation expense; (iii) amortization of software development costs; (iv) amortization of acquisition-related intangibles; (v) stock-based compensation; (vi) severance and other nonrecurring charges; (vii) interest expense and other, net; (viii) loss on disposal of property and equipment; and (ix) gain on sale of AHT.

●	Adjusted EBITDA Margin – Adjusted EBITDA Margin is calculated as Adjusted EBITDA, as defined above, divided by total revenue.
●

Non-GAAP net income – Non-GAAP net income consists of GAAP net income as reported and adjusts for (i) amortization of acquisition-related intangible assets; (ii) stock-based compensation; (iii) severance and other nonrecurring charges; (iv) non-cash interest expense; (v) gain on sale of AHT; (vi) loss on disposal of property and equipment, and (vii) the total tax effect of items (i) through (vi).

●	Non-GAAP EPS – Non-GAAP EPS consists of Non-GAAP net income, as defined above, divided by weighted average shares outstanding (diluted) in the applicable period.

Certain of the items excluded or adjusted to arrive at these non-GAAP financial measures are described below:

●

Amortization of acquisition-related intangibles – Acquisition-related amortization expense is a non-cash expense arising primarily from the acquisition of intangible assets in connection with acquisitions or investments. We exclude acquisition-related amortization expense from non-GAAP financial measures because we believe (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expenses can vary significantly between periods as a result of new acquisitions and full amortization of previously acquired intangible assets. Investors should note that the use of these intangible assets contributed to revenue in the periods presented and will contribute to future revenue generation, and the related amortization expense will recur in future periods.

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TruBridge Announces First Quarter 2026 Results

May 8, 2026

●

Stock-based compensation – Stock-based compensation expense is a non-cash expense arising from the grant of stock-based awards. We exclude stock-based compensation expense from non-GAAP financial measures because we believe (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expenses can vary significantly between periods as a result of the timing and valuation of grants of new stock-based awards, including grants in connection with acquisitions. Investors should note that stock-based compensation is a key incentive offered to employees whose efforts contributed to the operating results in the periods presented and are expected to contribute to operating results in future periods, and such expense will recur in future periods.

●

Severance and other nonrecurring charges – Non-recurring charges relate to certain severance and other charges incurred in connection with activities that are considered non-recurring. We exclude non-recurring expenses from non-GAAP financial measures because we believe (i) the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such expenses can vary significantly between periods.

●

Non-cash Interest expense – Non-cash interest expense includes amortization of deferred debt issuance costs. We exclude non-cash interest expense from non-GAAP financial measures because we believe these non-cash amounts relate to specific transactions and, as such, may not directly correlate to the underlying performance of our business operations.

●

Interest expense and other, net – Interest expense and other income represents (i) interest incurred on our term loan and revolving credit facility and (ii) non-cash interest expense. We exclude interest expense from non-GAAP financial measures because we believe these amounts relate to specific transactions and, as such, may not directly correlate to the underlying performance of our business operations.

●

Loss on disposal of property and equipment – Loss on disposal of property and equipment represents the shortage of proceeds received under the book value of assets disposed of during the period. We exclude loss on disposal of property and equipment from non-GAAP financial measures because we believe (i) the amount of such gain or loss in any specific period may not directly correlate to the underlying performance of our business operations and (ii) such gain or loss can vary significantly between periods.

●

Gain on sale of AHT – Gain on sale of AHT represents the excess of proceeds received over the net assets sold from our sale of AHT, our previously wholly-owned post-acute business, in January 2024. We excluded gain on sale of AHT from non-GAAP financial measures because we believe the amount relates to a specific transaction and, as such, may not directly correlate to the underlying performance of our business operations.

●

Tax (windfall) shortfall from stock-based compensation – ASU 2016-09, Improvements to Employee Share-Based Payment Accounting, became effective for the Company during the third quarter of 2017 and changes the treatment of tax shortfall and excess tax benefits arising from stock based compensation arrangements. Prior to ASU 2016-09, these amounts were recorded as an increase (for excess benefits) or decrease (for shortfalls) to additional paid-in capital. With the adoption of ASU 2016-09, these amounts are now captured in the period’s income tax expense. We exclude this component of income tax expense from non-GAAP financial measures because we believe (i) the amount of such expenses or benefits in any specific period may not directly correlate to the underlying performance of our business operations; and (ii) such expenses or benefits can vary significantly between periods as a result of the valuation of grants of new stock-based awards, the timing of vesting of awards, and periodic movements in the fair value of our common stock.

Management considers these non-GAAP financial measures to be important indicators of our operational strength and performance of our business and a good measure of our historical operating trends, in particular the extent to which ongoing operations impact our overall financial performance. In addition, management may use Adjusted EBITDA, Non-GAAP net income and/or Non-GAAP EPS to measure the achievement of performance objectives under the Company’s stock and cash incentive programs. Note, however, that these non-GAAP financial measures are performance measures only, and they do not provide any measure of cash flow or liquidity. Non-GAAP financial measures are not alternatives for measures of financial performance prepared in accordance with GAAP and may be different from similarly titled non-GAAP measures presented by other companies, limiting their usefulness as comparative measures. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Additionally, there is no certainty that we will not incur expenses in the future that are similar to those excluded in the calculations of the non-GAAP financial measures presented in this press release. Investors and potential investors are encouraged to review the “Unaudited Reconciliation of Non-GAAP Financial Measures” above.

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